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                                                                   EXHIBIT 99(d)
                               DELPHI CORPORATION

                       SUMMARY OF TERMS AND CONDITIONS FOR
                             PRIMING CREDIT FACILITY
                       IN THE AMOUNT OF $4,495,820,240.59

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Borrower:                      Delphi Corporation, a Delaware corporation, as a
                               Debtor-in-Possession in a case (the "Debtor's Case") pending under Chapter 11 of the Bankruptcy Code (the "Borrower" or "Debtor").

Guarantors:                    The obligations of the Borrower shall be
                               guaranteed by substantially all of the direct and indirect domestic subsidiaries (which shall include all of the filed subsidiaries, with specific exceptions set forth in the loan documents (collectively, the "Agreement") of the Borrower (each a "Guarantor" and collectively the "Guarantors"), and each of which will be a Debtor-in-Possession in a case (collectively, the "Guarantors' Cases" and, together with the Debtor's Case, the "Cases") pending under Chapter
                               11 of the Bankruptcy Code.

Lead Arrangers:                With respect to the First Priority Facilities (as
                               defined below), J.P. Morgan Securities Inc.
                               ("JPMorgan"), Citigroup Global Markets, Inc. and
                               Deutsche Bank Securities Inc., and with respect to the Tranche C Term Loan, JPMorgan
                               (collectively, in such capacities, the "Lead
                               Arrangers"), with JPMorgan given "left placement" in all documentation and other materials relating to the Loans.

Joint Bookrunners:             With respect to the First Priority Facilities,
                               JPMorgan, Citigroup Global Markets, Inc. and
                               Deutsche Bank Securities Inc., and with respect to the Tranche C Term Loan, JPMorgan, Merrill
                               Lynch, Pierce, Fenner & Smith Incorporated and
                               UBS Securities LLC (collectively, in such capacities, the "Joint Bookrunners", and together with the Lead Arrangers, the
                               "Arrangers/Bookrunners").

Administrative Agent:          With respect to the First Priority Facilities and
                               the Tranche C Term Loan, JPMorgan Chase Bank,
                               N.A. ("JPMCB", in such capacity, the
                               "Administrative Agent").

Syndication Agent:             With respect to the First Priority Facilities,
                               Citicorp USA, Inc. ("CUSA", in such capacity, the "Syndication Agent", and, together with the Administrative Agent, the "Agents").

Documentation Agent:           With respect to the First Priority Facilities,
                               Deutsche Bank AG New York Branch ("DBAGNY", in such capacity, a "Documentation Agent").

Lenders: A syndicate of banks, financial institutions and other entities in consultation with the Borrower (including JPMCB), arranged by the Arrangers/Bookrunners (collectively, the
                               "Lenders"), which syndicate shall include each of the Arrangers/Bookrunners or their respective affiliates.

Commitment:                    A total commitment of $4,495,820,240.59 (the
                               "Commitment"), comprised of three separate
                               tranches as follows: (i) Tranche A shall be a
                               first priority revolving commitment of
                               $1,750,000,000 ("Tranche A" or the "Revolving
                               Facility"), (ii) Tranche B shall be a first
                               priority term loan commitment of $250,000,000
                               ("Tranche B" or the "Tranche B Term Loan",
                               together with the Revolving Facility, the "First
                               Priority Facilities") and (iii) Tranche C shall
                               be a second priority term loan commitment of
                               $2,495,820,240.59 ("Tranche C" or the "Tranche C
                               Term Loan" and, together with the Revolving
                               Facility and the
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                               Tranche B Term Loan, the "Facility", and any
                               borrowings under the Facility hereinafter referred to as the "Loans").

Letters of Credit:             Up to $325,000,000 of the Revolving Facility
                               shall be available for the issuance of letters of credit (the "Letters of Credit") by JPMCB (or any of its banking affiliates) or such other Lenders
                               (which other Lenders shall be reasonably satisfactory to the Administrative Agent) as may agree with the Company to act in such capacity
                               (in such capacity, the "Issuing Lenders"). No
                               Letter of Credit shall have an expiration date after the earlier of (a) one year after the date of issuance and (b) 180 days after the Maturity
                               Date (as hereinafter defined), provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (b) above).

                               Drawings under any Letter of Credit shall be reimbursed by the Borrower (whether with its own funds or with the proceeds of Loans under the Revolving Facility) on the next business day. To the extent that the Borrower does not so reimburse the Issuing Lender, the Lenders under the Revolving Facility shall be irrevocably and unconditionally obligated to reimburse the Issuing Lender on a pro rata basis.

                               If the Termination Date (as hereinafter defined) occurs prior to the expiration of any Letter of Credit, each such Letter of Credit shall be replaced and returned to the Issuing Lender undrawn and marked "canceled" on or prior to the Termination Date, or, to the extent that the Borrower is unable to replace any of the Letters of Credit, such Letters of Credit shall be (a) secured by a back-to-back letter of credit that is in an amount equal to 105% of the face amount of such Letters of Credit, in a form that is reasonably satisfactory to the Administrative Agent and the Issuing Lender and issued by a bank that is reasonably satisfactory to the Administrative Agent and the Issuing Lender, or
                               (b) cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit ("Cash Collateralization") by the deposit of cash in such amount into an account established by the Borrower under the sole and exclusive control of the Administrative Agent ("Letter of Credit Account"), such cash to be promptly remitted to the Borrower upon the expiration or cancellation (or backstop as set forth in clause (a) above) of the related Letter of Credit or other termination or satisfaction of the Borrower's reimbursement obligations.

Purpose:                       The First Priority Facilities shall be available
                               (i) to pay in full all obligations under the
                               Revolving Credit, Term Loan and Guaranty
                               Agreement dated as of November 21, 2005 (as
                               amended, restated, modified or waived from time to time, the "Existing DIP Credit Agreement") by and among the Borrower, the lenders party thereto (the "Existing DIP Lenders") (such repayment in full, the "DIP Facility Refinancing"), (ii) for working capital for the Borrower and its domestic and foreign subsidiaries and for other general corporate purposes, including, without limitation, to make pension contributions and
                               (iii) to pay related transaction costs, fees and expenses and to pay restructuring costs. The Tranche C Term Loan shall be available to pay in full all obligations under the 5-Year Third Amended and Restated Credit Agreement dated as of June 14, 2005 (the "Existing Pre-Petition Agreement") by and among the Borrower, the lenders party thereto (the "Existing Pre-Petition Secured Lenders") and JPMCB, as administrative agent (such repayment in full, the "Pre-Petition Facility Refinancing", and together with the DIP Facility Refinancing, the "Refinancing").
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Term:                          Borrowings shall be repaid in full and the
                               Commitment shall terminate, at the earliest of
                               (i) December 31, 2007 (the "Maturity Date"), (ii) the substantial consummation (as defined in Section 1101 of the Bankruptcy Code and which for purposes hereof shall be no later than the effective date) of a plan of reorganization (a "Plan") that is confirmed pursuant to an order entered by the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction (the "Court") over the Cases of the Borrower or the Guarantors (the "Consummation Date") and (iii) the acceleration of the loans and the termination of the Commitment in accordance with the Agreement hereinafter referred to (together with the Maturity Date and the Consummation Date, the "Termination Date"). Upon the occurrence of the Termination Date, the Loans and other obligations shall be repaid in full.

Priority and Liens:            The structure of the Approval Order shall be
                               designed to maintain in all material respects the relative priority of liens of third-party creditors (including, without limitation, setoff claimants) with respect to the Facility that such parties have with respect to the Existing DIP
                               Credit Agreement and Existing Pre-Petition Credit
                               Agreement under the Existing DIP Order.

                               All direct borrowings and reimbursement
                               obligations under Letters of Credit and other obligations under the Facility (and all obligations owing to Lenders (or their banking affiliates) in respect of cash management services and hedging transactions permitted under the Agreement), and all guaranties of the foregoing by the Guarantors, shall at all times:

                               (i)  pursuant to Section 364(c)(1) of the
                                    Bankruptcy Code, be entitled to joint and several superpriority claim status in the Cases;

                               (ii) pursuant to Section 364(c)(2) of the
                                    Bankruptcy Code, be secured by a perfected first priority lien on all property of the Borrower and the Guarantors' respective estates in the Cases that is not subject to valid, perfected and non-avoidable liens in existence at the time the Approval Order (as defined below) is entered, including without limitation, all inventory, accounts receivable, general intangibles, chattel paper, owned real estate, real property leaseholds, fixtures and machinery and equipment, deposit accounts, patents, copyrights, trademarks, tradenames, rights under license agreements, and other intellectual property and capital stock of subsidiaries of the Borrower and the Guarantors, and on all cash maintained in the Letter of Credit Account, excluding avoidance actions and joint venture interests with respect to which a valid prohibition on pledging exists (it being understood that, notwithstanding such exclusion of joint venture interests, the proceeds of such interests shall be subject to such liens under Section 364(c)(2) of the Bankruptcy Code and available to repay the Loans and all other obligations under the Facility);

                               (iii) pursuant to Section 364(c)(3) of the
                                    Bankruptcy Code, be secured by a perfected junior lien on all property of the Borrower and the Guarantors' respective estates in the Cases, that is subject to valid, perfected and non-avoidable liens in existence at the time the Approval Order is entered solely to the extent that the order of the Court dated October 28, 2005 approving the Existing DIP Credit Agreement (the "Existing DIP Order") provides that such liens are senior in priority to the DIP Liens (as defined in the Existing DIP Order, the "Existing DIP Liens");

                               (iv) pursuant to Section 364(d)(1) of the
                                    Bankruptcy Code, be secured by a
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                                    perfected first priority, senior priming
                                    lien on all of the property of the Borrower and the Guarantors' respective estates in the Cases (including, without limitation, inventory, accounts receivable, general intangibles, chattel paper, owned real estate, real property leaseholds, fixtures and machinery and equipment, deposit accounts, patents, copyrights, trademarks, tradenames, rights under license agreements, and other intellectual property and capital stock of subsidiaries) that is subject to existing liens that pursuant to the terms of the Existing DIP Order are subject and subordinate to the Existing DIP Liens, including, without limitation, all Replacement Liens and Debtor Liens (as each such term is defined in the Existing DIP Order), and any adequate protection liens under the Existing DIP Order, which existing liens, rights and interests (the "Primed Liens") shall be primed by and made subject and subordinate to the perfected first priority senior liens to be granted to the Administrative Agent, which senior priming liens in favor of the Administrative Agent shall also prime any liens granted under the Approval Order or thereafter to provide adequate protection in respect of any of the Primed Liens;

                               provided, however, that the superpriority claims granted under the Approval Order in respect of obligations under the First Priority Facilities shall be senior in priority to the superpriority claims granted under the Approval Order in respect of obligations under the Tranche C Term Loan;

                               provided, further, that all liens granted under the Approval Order to the Administrative Agent and the Lenders to secure obligations under the First Priority Facilities shall be senior in priority to all liens granted under the Approval Order to the Administrative Agent and the Lenders to secure obligations under the Tranche C Term Loan;

                               provided, further, that any Primed Liens that under the Existing DIP Order were subject and subordinate only to the Existing DIP Liens, but not to the liens held by the Pre-Petition Secured Lenders (the "Existing Pre-Petition Secured Lenders' Liens") shall be subject and subordinate to the liens securing the Facility under the Approval Order as set forth in clause (iv) above only in respect of the First Priority Facilities, and such Primed Liens shall have the same priority relative to the liens securing the Tranche C Loan that such Primed Liens had relative to the Existing Pre-Petition Secured Lenders' Liens under the Existing DIP Order;

                               provided, further, that the Borrower shall not be required to pledge in excess of 65% of the voting capital stock of its direct foreign subsidiaries or any of the capital stock or interests of indirect foreign subsidiaries (if, in the good faith judgment of the Borrower, adverse tax consequences would result to the Borrower); and

                               subject in each case only to the Carve-Out. The "Carve-Out" shall mean (i) all fees required to be paid pursuant to 28 U.S.C. Section 1930 and
                               Section 726(b) of the Bankruptcy Code, (ii) in the event of the occurrence and during the continuance of an Event of Default, the payment of allowed and unpaid professional fees and disbursements incurred by the Borrower, the Guarantors and any statutory committees appointed in the Cases, and Post-Order Transaction Expenses (as defined below), in an aggregate amount not in excess of $35,000,000 and (iii) all unpaid professional fees and disbursements, and Post-Order Transaction Expenses, incurred or accrued
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                                    when no Event of Default is continuing that
                                    are either (x) reflected in the most recent
                                    Borrowing Base Certificate (as defined
                                    below) or (y) incurred after the date of such Borrowing Base Certificate in an aggregate amount not to exceed $5,000,000, in each case to the extent allowed by the Bankruptcy Court at any time.
                                    Notwithstanding the foregoing, so long as an Event of Default shall not have occurred and be continuing, the Borrower and the Guarantors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under 11 U.S.C. Section 330 and Section 331, as the same may be due and payable, and the same shall not reduce the Carve-Out.

                               "Post-Order Transaction Expenses" shall mean
                               Transaction Expenses (as defined in the Equity Commitment and Purchase Agreement (the "ECPA") that is attached to the "Plan Investment And Framework Support Approval Motion", filed with the Bankruptcy Court concurrently with the motion to approve the Facility) incurred from and after the date that an order is entered approving the ECPA.

Conditions to Priming and      The parties (the "Primed Parties") whose liens
Use of Cash Collateral;        are primed as described in clause (iv) of
Exercise of Setoff Rights by   "Priority and Liens" above, and the cash proceeds
Setoff Claimants:              of whose prepetition collateral shall be
                               authorized for use by the Borrower and the Guarantors as described under "Use of Cash
                               Collateral" below (including, without limitation, any Setoff Claimants who remitted their Pre-Petition Payables (as each such term is defined in the Existing DIP Order) to the Borrower or a Guarantor and received adequate protection in respect thereof under the Existing
                               DIP Order), shall receive adequate protection substantially identical in form and substance to the adequate protection provided for in the Existing DIP Order to the extent the obligations to such parties remain outstanding after giving effect to the Refinancing.

                               In addition, the provisions of the Existing DIP Order with respect to the exercise of Setoff Rights (as defined therein) shall be incorporated in substantially the same form into the Approval Order.

Use of Cash Collateral:        The Commitment shall not be available for use by
                               the Borrower unless the Court shall have authorized the use by the Borrower and the Guarantors of proceeds of pre-petition collateral that constitutes "cash collateral" (within the meaning of the Bankruptcy Code) in respect of the Primed Liens. The Commitment shall not be available for direct borrowings unless the Borrower shall at that time have the use of such cash collateral for the purposes that are described under "Purpose" above.

Depository Relationship:       JPMCB shall continue to be the principal
                               concentration bank of the Borrower and the Guarantors.

Tranche A Commitment Fee:      3/8 of 1% per annum on the unused amount of the
                               Tranche A Commitment (with the issuance of
                               Letters of Credit being treated as usage of the Commitment) payable monthly in arrears commencing on the date of the commencement of the Cases.

Nature of Fees:                Non-refundable under all circumstances once paid.

Letter of Credit Fees:         2.50% per annum on the outstanding face amount of
                               each Letter of Credit plus customary fees for
                               fronting, issuance, amendments and processing,
                               payable
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                               quarterly in arrears to the Issuing Lender for
                               its own account.

Interest Rate:                 JPMCB's Alternate Base Rate ("ABR") plus (i),
                               with respect to Tranche A borrowings, 1.50%, (ii) with respect to Tranche B borrowings, 1.50% and
                               (iii) with respect to Tranche C borrowings, 2.25%, or, at the Borrower's option, LIBOR plus
                               (x), with respect to Tranche A borrowings, 2.50%,
                               (y) with respect to Tranche B borrowings, 2.50% and (z) with respect to Tranche C borrowings, 3.25%, for interest periods of 1, 3 or 6 months;
                               interest shall be payable monthly in arrears, on the Termination Date and thereafter on demand.

Default Interest:              Upon the occurrence and during the continuance of
                               any default in the payment of principal, interest or other amounts due under the Agreement
                               (including, without limitation, in respect of Letters of Credit), interest shall be payable on demand at 2% above the then applicable rate.

Borrowing Base:                The sum of the aggregate outstanding amount of
                               direct Tranche A borrowings plus the undrawn amount of outstanding Tranche A Letters of Credit issued for the account of the Borrower (including unreimbursed draws) plus the aggregate outstanding amount of direct Tranche B Term Loan borrowings shall at no time exceed the Borrowing
                               Base. The Borrowing Base shall be substantially as set forth in the Existing DIP Credit
                               Agreement, and Borrowing Base Certificates shall be delivered as set forth in the Existing DIP
                               Credit Agreement.

Minimum Revolver Borrowing:    $1,000,000 for direct borrowing of ABR Loans and
                               $5,000,000 for direct borrowing of LIBOR Loans;
                               the Administrative Agent must receive three business days' notice (received by the Administrative Agent by 1:00 p.m., New York City
                               time) for LIBOR Loans. Same day borrowings of ABR
                               Loans will be available if notice is received by the Administrative Agent no later than 12:00 p.m., New York City time, on such day.

Mandatory Pre-payments and     If on any date the Borrower or any Guarantor
Cash Collateralization:        shall receive Net Cash Proceeds (as defined in
                               the Agreement) from (i) any Asset Sale (as
                               defined in the Agreement) or (ii) any Recovery
                               Event (as defined in the Agreement) (except to
                               the extent that Net Cash Proceeds received in
                               connection with such Recovery Event are applied
                               within 180 days of receipt thereof to the
                               replacement or repair of the assets giving rise
                               thereto), and in each case, the aggregate amount
                               of all Net Cash Proceeds from Asset Sales and
                               Recovery Events received by the Borrower and the
                               Guarantors from Asset Sales and Recovery Events
                               occurring on and after the Closing Date (as
                               defined in the Agreement) exceeds $125,000,000,
                               then (without duplication of any reduction to the
                               Borrowing Base as a result of such Asset Sale or
                               Recovery Event) an amount equal to 66-2/3% of
                               such Net Cash Proceeds received on such date
                               shall be promptly, and in any event, within 10
                               days after such date, at the Company's option,
                               either (i) first, applied to the prepayment of
                               the Tranche B Loans, second, applied to the
                               prepayment of the Tranche A Loans (with a
                               corresponding permanent reduction of the Tranche
                               A Commitments) and third, subsequent to the
                               repayment in full of the outstanding Loans under
                               the Revolving Facility and the Tranche B Term
                               Loan, the replacement, termination or cash
                               collateralization of all Letters of Credit and
                               the termination of all commitments under the
                               Revolving Facility (the "First Priority Payout
                               Date") and to the extent permitted by the
                               Approval Order, applied to the prepayment of the
                               Tranche C Term Loan or (ii) deposited into a cash
                               collateral account maintained with the
                               Administrative Agent for the benefit of the
                               holders of liens and claims granted under the
                               Approval Order in the order of priority set forth
                               therein; provided that the Borrower shall be
                               permitted to request approval of the Bankruptcy
                               Court to use such proceeds in accordance
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                               with Section 363 of the Bankruptcy Code so long
                               as such uses are permitted under the Agreement and subject to the rights of parties in interest to contest such request.

                               Mandatory prepayments shall also be required to the extent that the sum of the Borrower's direct Tranche A borrowings plus the undrawn amount of outstanding Tranche A Letters of Credit (including unreimbursed draws) plus the aggregate outstanding amount of direct Tranche B Term Loan borrowings exceeds the lesser of (x) the Borrowing Base and (y) the aggregate Commitment in respect of the First Priority Facilities. If, after giving effect to any such prepayment in full of direct borrowings under the First Priority Facilities, the sum of the undrawn amount of outstanding Letters of Credit (including unreimbursed draws) exceeds either the amount calculated in clause (x) or clause (y) above, Cash Collateralization in the Letter of Credit Account is required in the amount of such excess.

Optional Prepayment:           Amounts may be prepaid in integral multiples of
                               $1,000,000 without penalty (except for any breakage costs associated with LIBOR Loans) upon
                               (x) same business day's notice for ABR Loans and
                               (y) three business days' notice for LIBOR Loans.
                               Such optional prepayments shall be applied (A) first, at the Company's option, to (i) repay the outstanding Loans under the Revolving Facility
                               (with no corresponding permanent reduction in the Revolving Facility Commitment) and (ii) repay the
                               Tranche B Term Loan and (B) second, subsequent to the First Priority Payout Date and to the extent permitted by the Approval Order, to repay the Tranche C Term Loan.

Conditions of Initial          The obligation to provide the initial extension
Extension of Credit:           of credit shall be subject to the satisfaction
                               (or waiver) of the following conditions:

                               (a)  Entry of an order of the Court in
                                    substantially the form set forth as an
                                    Exhibit to the Agreement (the "Approval
                                    Order") on an application or motion by the Borrower that is reasonably satisfactory in form and substance to the Agents, which Approval Order shall have been entered, approving the transactions contemplated herein and granting the superpriority claim status and senior priming and other liens referred to above, which Approval Order (x) shall authorize the use of any cash collateral to the same extent as under the Existing DIP Order and provide for adequate protection in favor of the Primed Parties as set forth under "Conditions to Priming and Use of Cash Collateral" above, (y) shall approve the payment by the Borrower of all of the fees provided for herein and the Fee Letters referred to below and (z) shall not have been vacated, reversed, modified, amended or stayed;

                               (b)  Receipt of closing documents (including
                                    security documents granting the liens in favor of the Administrative Agent contemplated hereby) reasonably satisfactory in form and substance to the Agents;

                               (c) Legal opinion of counsel to the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agents;

                               (d) Receipt of such UCC searches (including tax liens and judgments) conducted in the jurisdictions in which the Borrower and the Guarantors are organized and conduct business as the Agent may reasonably request and as may reasonably be obtained (dated as of a date reasonably satisfactory to the Agents), reflecting the absence of
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                                    liens and encumbrances on the assets of the
                                    Borrower and the Guarantors except as
                                    permitted under the Agreement and as may otherwise be reasonably satisfactory to the Agents;

                               (e) There shall have been paid to the Agents all fees owed to the Agents, the Lenders and the Arrangers/Bookrunners as set forth in the Agreement and each Fee Letter dated the date hereof among the Company, each Lead Lender and its affiliated Arranger/Bookrunner (collectively, the "Fee Letters") and otherwise as referenced herein; and

                               (f) All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Administrative Agent and the Lenders contemplated by the Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents or papers reasonably requested by the Administrative Agent.

Conditions of Each Extension   The obligation to provide each extension of
of Credit:                     credit (including the initial extension of
                               credit) shall be subject to the satisfaction (or waiver) of the following conditions:

                               (a) The Approval Order shall be in full force and effect, and shall not have been vacated, reversed, modified, amended or stayed, or modified or amended in a manner that the Agents reasonably determine to be adverse to the interests of the Agents and the Lenders without the prior written consent of the Administrative Agent and the Required Lenders;

                               (b) No Event of Default and no condition which would constitute an Event of Default with the giving of notice or lapse of time or both shall exist;

                               (c) Representations and warranties shall be true and correct in all material respects on and at the date of each extension of credit except to the extent such representations and warranties relate to an earlier date;

                               (d) Receipt of a notice of borrowing from the Borrower;

                               (e) Receipt by the Administrative Agent of a certificate evidencing calculations under the Borrowing Base (a "Borrowing Base Certificate") dated no more than 30 days prior to the extension of credit (or seven
                                    (7) days during a Reduced Availability
                                    Period (as defined in the Agreement)), which Borrowing Base Certificate shall include supporting schedules as reasonably required by the Administrative Agent; and

                               (f) The Borrower shall have paid the balance of all fees then payable as referenced in the Fee Letters and herein.

                                    The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit under the Agreement shall be deemed to be a representation and warranty by the Borrower that the conditions specified above have been satisfied or waived.

Representations and            Substantially as set forth in the Existing DIP
Warranties:                    Credit Agreement (with such modifications as may
                               be necessary or appropriate to reflect the
                               different
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
                               circumstances of this Facility).

Affirmative Covenants:         Substantially as set forth in the Existing DIP
                               Credit Agreement (with such modifications as may be necessary or appropriate to reflect the different circumstances of this Facility).

Negative Covenants:            Substantially as set forth in the Existing DIP
                               Credit Agreement (with such modifications as may be necessary or appropriate to reflect the different circumstances of this Facility).

Events of Default:             Substantially as set forth in the Existing DIP
                               Credit Agreement (with such modifications as may be necessary or appropriate to reflect the different circumstances of this Facility).

Yield Protection and           Customary provisions (a) protecting the Lenders
Increased Costs; Taxes:        against increased costs or loss of yield
                               resulting from changes in reserve, tax, capital adequacy and other requirements of law and from the imposition of or changes in withholding or other taxes and (b) indemnifying the Lenders for "breakage costs" incurred in connection with, among other things, any prepayment of a LIBOR
                               Loan on a day other than the last day of an interest period with respect thereto.

Costs and Expenses;            The Borrower shall pay or reimburse the Agents
Indemnification:               and the Arrangers/Bookrunners (a) all reasonable
                               out-of-pocket fees and expenses of the Agents and Arrangers/Bookrunners associated with the syndication of the facilities contemplated hereby and the preparation, execution, delivery and administration of the Agreement and related documentation and any amendment, modification or waiver of the provisions thereof (including the reasonable fees, disbursements and other charges of one lead counsel and local counsel) and (b) all fees and expenses of the Agents (including the fees, disbursement and other charges of counsel) and the Lenders in connection with the enforcement of the Agreement and related documentation.

                               The Borrower shall also pay or reimburse the Agents and Arrangers/Bookrunners for reasonable fees and expenses of the Agents and Arrangers/Bookrunners and their internal and third-party auditors, appraisers and consultants incurred in connection with the Agent's (a) initial and ongoing Borrowing Base examinations,
                               (b) analyses of the systems and processes of the Borrower and analyses and valuation of the Borrowing Base assets, (c) periodic field examinations and appraisals, (d) monthly and other monitoring of assets and (e) all reasonable fees and expenses in connection with the issuance, amendment, renewal or extension of any Letter of Credit.

                               All payments or reimbursements pursuant to the foregoing paragraphs shall be payable promptly upon written demand (together with backup documentation supporting such reimbursement request).

                               The Agents, the Arrangers/Bookrunners and the Lenders (and their respective affiliates and their respective officers, directors, employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, claims, damages or expense (including reasonable fees, charges, and disbursements of any counsel) incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except resulting from the bad faith, gross negligence or willful misconduct of the indemnified person as determined by a court of competent jurisdiction by final
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                                        9

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
                               and nonappealable judgment).

Assignments and                Agreement and Notes to be assignable by each of
Participations:                the Lenders to Eligible Assignees (as defined in
                               the Agreement) subject to a minimum amount
                               (unless otherwise agreed to by the Administrative
                               Agent) of $1,000,000. Each assignment shall be
                               (i) subject to the prior written consent (not to be unreasonably withheld) of (x) the Administrative Agent, (y) in the case of an assignment of a Revolving Facility Commitment, the Issuing Lender, and (z) if after giving effect to such assignment, the assignee lender would have unused commitments and outstanding
                               Loans equal to ten percent (10%) or more of the aggregate amount of the Facility, and so long as no Event of Default has occurred and is continuing, the Borrower and (ii) in the case of any assignment to a new lender after the primary syndication, made in consultation with the Borrower. The Administrative Agent will receive a processing and recordation fee of $3,500 from each assignee with each assignment. Each assignment will be by novation. Each Lender shall have the right to sell participations in its loans, subject to customary voting limitations.
                               Assignees and participants shall be entitled to the benefit of the yield protection and increased cost provisions referred to above only through proper notification to the Borrower and acceptance of the limitations imposed by the Agreement.

Voting: Required Lenders (defined to mean Lenders holding at least a majority of the sum of the Revolving Facility Commitments plus outstanding borrowings under the Tranche B Term Loan), except as may be otherwise determined by the Agent and set forth in the Agreement. The Agreement will provide that if the Borrower requests an amendment which requires unanimous consent and such amendment is consented to by the Lenders holding at least 66-2/3% of (x) the sum of the Revolving Facility Commitments plus outstanding borrowings under the Tranche B Term Loan, (y) the sum of the Revolving Facility Commitments plus outstanding borrowings under the Tranche B Term Loan plus outstanding borrowings under the Tranche C Term Loan and (z) the affected tranche, if applicable, then with the consent of the Borrower and such requisite Lenders, the Agreement may be amended to replace the Lender(s) which did not consent to the amendment requested by the Borrower.

Agency:                        Usual and customary agency provisions
                               satisfactory to the Agents.

Documentation:                 Reasonably satisfactory in form and substance to
                               the Agents and the Borrower.

Governing Law:                 New York, except as governed by the Bankruptcy
                               Code.

Counsel to the                 Davis Polk & Wardwell
Administrative Agent and
Arrangers/Bookrunners:
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